UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2018

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2018, the Board of Directors of U.S. Physical Therapy, Inc. (the “Company”) appointed Mr. Graham Reeve to serve as the Company’s Chief Operating Officer - East, effective the same date. On March 2, 2018, the Company issued a press release announcing that Mr. Reeve joined the Company effective March 1, 2018, a copy of which is filed as Exhibit 99.1 hereto.

Mr. Reeve, age 53, previously served as Chief Executive Officer of The Baptist Health System in San Antonio, Texas, an 1800 licensed-bed, 6 hospital system which is now a part of Tenet Healthcare Corporation (NYSE:THC), a publicly traded company. Mr. Reeve is a licensed physical therapist in the state of Texas.

In consideration for his service as Chief Operating Officer - East, Mr. Reeve will be compensated pursuant to the terms of the Employment Agreement between the Company and Mr. Reeve, commencing on March 1, 2018. Mr. Reeve will receive an annual base salary of $450,000 (as adjusted from time to time), as well as an initial grant of restricted stock, pursuant of the Company’s Amended and Restated 2003 Stock Incentive Plan, and a signing bonus. Mr. Reeve is entitled to Company benefits, including but not limited to health care coverage, vacation, etc. and termination benefits as detailed in the Employment Agreement. The foregoing summary of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits
10.1	Employment Agreement commencing on March 1, 2018 by and between the Company and Graham Reeve. **
99.1	Registrant’s press release dated March 2, 2018 . **

** Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: March 7, 2018	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits
10.1	Employment Agreement commencing on March 1, 2018 by and between the Company and Graham Reeve. **
99.1	Registrant’s press release dated March 2, 2018 . **

** Furnished herewith.